UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  May 5, 2015
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 3.02 Unregistered Sales of Equity Securities.

Capstone Companies, Inc., a Florida corporation, (“Company”), was advised on May 12, 2015, by Company stock transfer agent that the holder of 1,000 shares of Company Series C Convertible Preferred Stock, $.0.10 par value per share, (“Series C Stock”), which represents 100% of the issued and outstanding shares of the Series C Stock,  had converted the Series C shares into 67,979,425 shares of Company Common Stock.  The effective date of the conversion was May 5, 2015.  The shares were issued without restrictive legends pursuant to Rule 144 under the Securities Act of 1933, as amended, (“Securities Act”). The holder of the Series C Stock is an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act. The conversion is exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: May 13, 2015

By: /s/ James McClinton
Chief Financial Officer